SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) January 25, 2001



             NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




           33-87374                                     36-3731520
    (Commission File Number)                (IRS Employer Identification No.)




  2850 West Golf Road, Rolling Meadows, Illinois           60008
     (Address of principal executive offices)            (Zip Code)





  Registrant's telephone number, including area code (847) 734-4000

                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.


         On January 25, 2000, Registrant made available the Monthly Servicer and Settlement Certificates for the Due Period ended December 31, 2000, which are attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

              See attached Exhibit Index.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




             NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                                  (Registrant)







Date   February 1, 2001                 By: /s/ Ronald D. Markle
       ----------------                         -----------------------------
                                                Ronald D. Markle
                                                Vice President and Controller

                                    FORM 8-K



                                  EXHIBIT INDEX


Exhibit
Number    Description



  20.1 Monthly Servicer and Settlement Certificate #65, Series 1995-1 dated December 25, 2000



  20.2 Monthly Servicer and Settlement Certificate #39, Series 1997-1 dated December 25, 2000


  20.3 Monthly Servicer and Settlement Certificate #31, Series 1998-1 dated December 25, 2000


  20.4 Monthly Servicer and Settlement Certificate #6, Series 2000-1 dated December 25, 2000

Exhibit 20.1
Page 1 of 4

               MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 65

                            DEALER NOTE MASTER TRUST



                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1995-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of January 25, 2001, the Transfer Date of January 24, 2001 and with respect to the performance of the Master Trust during the Due Period ended on December 31, 2000 and the Distribution Period ended January 25, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

     1 NFC is Servicer under the Agreement.

     2 The undersigned is a Servicing Officer.

     3 Master Trust Information.

   3.1 The amount of the Advance, if any, for the Due Period                               596,625.17

   3.2 The amount of NITC Finance Charges for the Due Period                             3,241,502.61

   3.3 The average daily balance of Dealer Notes outstanding during the Due Period     983,667,651.32

   3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

   3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     233,173,169.47

   3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    190,879,993.30
       during the Due Period

   3.7 The amount of the Servicing Fee for the Due Period                                  813,018.50

   3.8 The average daily Master Trust Seller's Interest during the Due Period          157,167,560.73

   3.9 The Master  Trust  Seller's  Interest as of the  Distribution
       Date (after  giving effect to the  transactions  set forth in
       Article IV of the Supplement)                                                   154,979,214.84

  3.10 The aggregate amount of Collections for the Due Period                          308,920,536.56

  3.11 The aggregate amount of Finance Charge Collections for the Due Period             9,138,911.90

  3.12 The aggregate amount of Principal Collections for the Due Period                299,781,624.66

  3.13 The amount of Dealer Note Losses for the Due Period                                       0.00

  3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period       975,719,765.05

Exhibit 20.1
Page 2 of 4

  3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
       of the Agreement)                                                                66,608,455.19

  3.16 Eligible Investments in the Excess Funding Account:

       a.  The aggregate amount of funds invested in Eligible Investments                        0.00
       b.  Description of each Eligible Investment:                                              0.00
       c.  The rate of interest applicable to each such Eligible Investment                     0.00%
       d.  The rating of each such Eligible Investment                                           0.00

  3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
       as of the end of the Due Period                                                  13,185,539.72

  3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

       i)       Southland Intl Trks
       ii)      Longhorn Intl Trks Ltd
       iii)     Prairie Intl Trucks
       iv)      Nalley Motor Trucks
       v)       McNeilus Truck & Mfg. Inc.


  3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
       as a percentage of the total principal amount outstanding, as of the end of the
       Due Period                                                                               1.59%



   4.0 Series 1995-1 Information.

   4.1 The Deficiency Amount as of the Transfer Date
       (after giving effect to the transactions set forth in
       Article IV of the Supplement)                                                             0.00

  4.2a The Maximum Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                       31,000,000.00

  4.2b The Available Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                       31,000,000.00

   4.3 The Projected Spread for the following Distribution Period                        2,500,000.00

   4.4 The amount on deposit in the Spread Account as of
       the Transfer Date (after giving effect to the
       transactions set forth in Article IV of the Supplement)                           2,500,000.00

   4.5 The  aggregate  amount on  deposit in the  Liquidity  Reserve
       Account as of the Transfer  Date (after  giving effect to the
       transactions set forth in Article IV of the Supplement)                                   0.00

   4.6 The aggregate amount on deposit in the Negative Carry Reserve
       Fund as of the  Transfer  Date  (after  giving  effect to the
       transactions set forth in Article IV of the Supplement)                                   0.00

   4.7 The Invested Amount as of the Distribution Date (after giving effect to the  transactions  set forth in  Article  IV of the
       Supplement and to the payments made on the Distribution Date)                   200,000,000.00

   4.8 The amount of Series Allocable Dealer Notes Losses for the Due Period                     0.00

Exhibit 20.1
Page 3 of 4

   4.9 The amount of Series Allocable Finance Charge Collections for the
       Due Period                                                                        2,120,227.56

  4.10 The amount of Series Allocable Principal Collections for the Due Period          69,549,336.92

  4.11 The amount of Series Principal Account Losses for the Due Period                          0.00

  4.12 The amount of Investor Dealer Note Losses for the Due Period                              0.00

  4.13 The amount of Investor Finance Charge Collections for the Due Period              1,753,640.22

  4.14 The amount of Investor Principal Collections for the Due Period                  57,524,256.57

  4.15 The amount of Available Certificateholder's Interest                              1,849,147.12
       Collections for the Due Period

  4.16 The amount of Series 1995-1 Shared Principal Collections for the
       Due Period                                                                       57,524,256.57

  4.17 The aggregate amount of the Series 1995-1 Principal Shortfall, if any,
       for the Due Period                                                                        0.00

  4.18 The Seller's Percentage for the Due Period                                              17.29%

  4.19 The Excess Seller's Percentage for the Due Period                                        2.61%

  4.20 The aggregate amount of Seller's Principal Collections for the Due Period        12,025,080.35

  4.21 The amount of Available Seller's Finance Charge Collections for the
       Due Period                                                                          374,856.23

  4.22 The aggregate amount of Available Seller's Principal Collections for the
       Due Period                                                                       10,209,842.66

  4.23 The aggregate amount of Excess Seller's Principal Collections for the Due
       Period                                                                            1,815,237.69

  4.24 The Controlled Amortization Amount, if applicable, for the Due Period                     0.00

  4.25 The Minimum Series 1995-1 Master Trust  Seller's  Interest as
       of  the  Distribution   Date  (after  giving  effect  to  the
       transactions set forth in Article IV of the Supplement)                          41,487,716.41

  4.26 The Series 1995-1 Allocation Percentage for the Due Period                              23.20%

  4.27 The Floating Allocation Percentage for the Due Period                                   82.71%

  4.28 The Principal Allocation Percentage, if applicable, for the Due Period                   0.00%

  4.29 The total amount to be distributed on the Series
       1995-1 Certificates on the Distribution Date                                      1,313,731.77

  4.30 The total amount, if any, to be distributed on the Series
       1995-1 Certificates on the Distribution Date
       allocable to the Invested Amount                                                          0.00

  4.31 The total  amount,  if any, to be  distributed  on the Series
       1995-1  Certificates  on the  Distribution  Date allocable to
       interest on the Series 1995-1 Certificates                                        1,157,708.33

  4.32 The Draw Amount as of the Transfer Date                                                   0.00

  4.33 The amount of Investor Charge-Offs as of Transfer Date                                    0.00

  4.34 The amount of reimbursement of Investor Charge-Offs as of the
       Transfer Date                                                                             0.00

  4.35 The amount of the Investor Servicing Fee to be paid on such
       Distribution Date                                                                   156,023.44

  4.36 The  aggregate  amount of funds on  deposit  in the  Negative
       Carry  Reserve  Account  as of the end of the last day of the
       Due  Period   (after   giving  effect  to  the  payments  and
       adjustments made pursuant to Article IV of the Supplement and
       of the Agreement)                                                                         0.00

Exhibit 20.1
Page 4 of 4

  4.37 The  aggregate  amount  of funds  on  deposit  in the  Series
       Principal  Account  as of the end of the  last day of the Due
       Period (after  giving effect to the payments and  adjustments
       made pursuant to Article IV of the Supplement and of the Agreement)                       0.00

  4.38 The aggregate amount of funds on deposit in the
       Spread Account as of the end of the last day of
       the Due Period (after giving effect to payments and
       adjustments made pursuant to Article IV of the
       Supplement and the Agreement)                                                     2,500,000.00

  4.39 Eligible Investments in the Series Principal Account:

       a.  The aggregate amount of funds invested in Eligible Investments                        0.00

       b.  Description of each Eligible Investment:                                                NA

       c.  The rate of interest applicable to each such Eligible Investment                  _______%

       d.  The rating of each such Eligible Investment                                             NA

  4.40 Eligible Investments in the Liquidity Reserve Account:

       a.  The aggregate amount of funds invested in Eligible Investments                        0.00

       b.  Description of each Eligible Investment:                                                NA

       c.  The rate of interest applicable to each such Eligible Investment                  _______%

       d.  The rating of each such Eligible Investment                                             NA

  4.41 The amount of Excess Interest Collections for the Due Period                        535,415.35

  4.42 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period                               57,524,256.57

  4.43 The amount of Excess Interest Collections for the
       Due Period allocated to other Series                                                      0.00

  4.44 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period
       allocated to Other Series                                                                 0.00

  4.45 The percentages and all other information calculated
       pursuant to Sections 6.01 and 7.01 of the Supplement                                        NA

  4.46 The amount of Remaining Available Seller's Principal
        Collections for the Due Period                                                           0.00

  4.47 The amount of Series 1995-1 Shared Seller's Principal
       Collections for the Due Period                                                   12,025,080.35

  4.48 The aggregate amount of Shared Seller's Principal
       Collections from Other Series for the Due Period                                          0.00

  4.49 The amount of all Shared Seller's Principal Collections
       allocated to Series 1995-1 for the Due Period                                             0.00

  4.50 The aggregate amount of all Shared Seller's Principal
       Collections allocated to Other Series for the Due Period                                  0.00

  4.51 The aggregate amount of all Early Distributions Amounts
       paid or deemed paid for the Distribution Period                                           0.00

Exhibit 20.2
Page 1 of 4

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 39

                            DEALER NOTE MASTER TRUST



                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1997-1

Under the Series 1997-1 Supplement dated as of August 19, 1997 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1997-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of January 25, 2001, the Transfer Date of January 24, 2001 and with respect to the performance of the Master Trust during the Due Period ended on December 31, 2000 and the Distribution Period ended January 25, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

  3.1 The amount of the Advance, if any, for the Due Period                              596,625.17


  3.2 The amount of NITC Finance Charges for the Due Period                             3,241,502.61

  3.3 The average daily balance of Dealer Notes outstanding during the Due Period     983,667,651.32

  3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

  3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     233,173,169.47

  3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    190,879,993.30
      during the Due Period

  3.7 The amount of the Servicing Fee for the Due Period                                  813,018.50

  3.8 The average daily Master Trust Seller's Interest during the Due Period          157,167,560.73

  3.9 The Master  Trust  Seller's  Interest as of the  Distribution
      Date (after  giving effect to the  transactions  set forth in
      Article IV of the Supplement)                                                   154,979,214.84

 3.10 The aggregate amount of Collections for the Due Period                          308,920,536.56

 3.11 The aggregate amount of Finance Charge Collections for the Due Period             9,138,911.90

 3.12 The aggregate amount of Principal Collections for the Due Period                299,781,624.66

 3.13 The amount of Dealer Note Losses for the Due Period                                       0.00

 3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period       975,719,765.05

Exhibit 20.2
Page 2 of 4

 3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
      of the Agreement)                                                                66,608,455.19

 3.16 Eligible Investments in the Excess Funding Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                              0.00

      c.  The rate of interest applicable to each such Eligible Investment                     0.00%

      d.  The rating of each such Eligible Investment                                           0.00

 3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
      as of the end of the Due Period                                                  13,185,539.72

 3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

      i)       Southland Intl Trks
      ii)      Longhorn Intl Trks Ltd
      iii)     Prairie Intl Trucks
      iv)      Nalley Motor Trucks
      v)       McNeilus Truck & Mfg. Inc.


 3.19 Aggregate amount of delinquent principal payments (past due greater than
      30 days) as a percentage of the total principal amount outstanding, as of
      the end of the Due Period                                                                1.59%


  4.0 Series 1997-1 Information.

  4.1 The Deficiency Amount as of the Transfer Date
      (after giving effect to the transactions set forth in
      Article IV of the Supplement)                                                             0.00

 4.2a The Maximum Subordinated Amount as of the
      Transfer Date (after giving effect to the transactions
      set forth in Article IV of the Supplement)                                       31,000,000.00

4.2b. The Available Subordinated Amount as of the
      Transfer Date (after giving effect to the transactions
      set forth in Article IV of the Supplement)                                       31,000,000.00

  4.3 The Projected Spread for the following Distribution Period                        2,500,000.00

  4.4 The amount on deposit in the Spread Account as of
      the Transfer Date (after giving effect to the
      transactions set forth in Article IV of the Supplement)                           2,500,000.00

  4.5 The  aggregate  amount on  deposit in the  Liquidity  Reserve
      Account as of the Transfer  Date (after  giving effect to the
      transactions set forth in Article IV of the Supplement)                                   0.00

  4.6 The Invested Amount as of the Distribution Date (after giving effect to the  transactions  set forth in  Article  IV of the
      Supplement and to the payments made on the Distribution Date)                   200,000,000.00

  4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period                     0.00

  4.8 The amount of Series Allocable Finance Charge Collections for the
      Due Period                                                                        2,079,102.46

Exhibit 20.2
Page 3 of 4

  4.9 The amount of Series Allocable Principal Collections for the Due Period          68,200,319.61

 4.10 The amount of Series Principal Account Losses for the Due Period                          0.00

 4.11 The amount of Investor Dealer Note Losses for the Due Period                              0.00

 4.12 The amount of Investor Finance Charge Collections for the Due Period              1,753,515.01

 4.13 The amount of Investor Principal Collections for the Due Period                  57,520,149.56

 4.14 The amount of Available Certificateholder's Interest Collections for the
      Due Period                                                                        1,847,393.23

 4.15 The amount of Series 1997-1 Shared Principal Collections for the
      Due Period                                                                       57,520,149.56

 4.16 The aggregate amount of the Series 1997-1 Principal
      Shortfall, if any, for the Due Period                                                     0.00

 4.17 The Seller's Percentage for the Due Period                                              15.66%

 4.18 The Excess Seller's Percentage for the Due Period                                        2.59%

 4.19 The aggregate amount of Seller's Principal Collections
      for the Due Period                                                               10,680,170.05

 4.20 The amount of Available Seller's Finance Charge
      Collections for the Due Period                                                      334,111.76

 4.21 The aggregate amount of Available Seller's Principal
      Collections for the Due Period                                                    8,913,781.77

 4.22 The aggregate amount of Excess Seller's Principal
      Collections for the Due Period                                                    1,766,388.28

 4.23 The Controlled Amortization Amount, if applicable,
      for the Due Period                                                                        0.00

 4.24 The Minimum Series 1997-1 Master Trust  Seller's  Interest as
      of  the  Distribution   Date  (after  giving  effect  to  the
      transactions set forth in Article IV of the Supplement)                          37,000,000.00

 4.25 The Series 1997-1 Allocation Percentage for the Due Period                              22.75%

 4.26 The Floating Allocation Percentage for the Due Period                                   84.34%

 4.27 The Principal Allocation Percentage, if applicable,
      for the Due Period                                                                       0.00%

 4.28 The total amount to be distributed on the Series
      1997-1 Certificates on the Distribution Date                                      1,288,720.64

 4.29 The total amount, if any, to be distributed on the Series
      1997-1 Certificates on the Distribution Date
      allocable to the Invested Amount                                                          0.00

 4.30 The total  amount,  if any, to be  distributed  on the Series
      1997-1  Certificates  on the  Distribution  Date allocable to
      interest on the Series 1997-1 Certificates                                        1,132,708.33

 4.31 The Draw Amount as of the Transfer Date                                                   0.00

 4.32 The amount of Investor Charge-Offs as of Transfer Date                                    0.00

 4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer Date               0.00

 4.34 The amount of the Investor Servicing Fee to be
      paid on such Distribution Date                                                      156,012.31

 4.35 The  aggregate  amount  of funds  on  deposit  in the  Series
      Principal  Account  as of the end of the  last day of the Due
      Period (after  giving effect to the payments and  adjustments
      made pursuant to Article IV of the Supplement and of the Agreement)                       0.00

 4.36 The aggregate amount of funds on deposit in the
      Spread Account as of the end of the last day of
      the Due Period (after giving effect to payments and
      adjustments made pursuant to Article IV of the
      Supplement and the Agreement)                                                     2,500,000.00

Exhibit 20.2
Page 4 of 4

 4.37 Eligible Investments in the Series Principal Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.38 Eligible Investments in the Liquidity Reserve Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.39 The amount of Excess Interest Collections for the Due Period                        558,672.59

 4.40 The amount of Investor Principal Collections treated
      as Shared Principal Collections for the Due Period                               57,520,149.56

 4.41 The amount of Excess Interest Collections for the
      Due Period allocated to other Series                                                      0.00

 4.42 The amount of Investor Principal Collections treated
      as Shared Principal Collections for the Due Period
      allocated to Other Series                                                                 0.00

 4.43 The percentages and all other information calculated
      pursuant to Section 6.01 of the Supplement                                                  NA

 4.44 The amount of Remaining Available Seller's Principal
       Collections for the Due Period                                                           0.00

 4.45 The amount of Series 1997-1 Shared Seller's Principal
      Collections for the Due Period                                                   10,680,170.05

 4.46 The aggregate amount of Shared Seller's Principal
      Collections from Other Series for the Due Period                                          0.00

 4.47 The amount of all Shared Seller's Principal Collections
      allocated to Series 1997-1 for the Due Period                                             0.00

 4.48 The aggregate amount of all Shared Seller's Principal
      Collections allocated to Other Series for the Due Period                                  0.00

 4.49 The aggregate amount of all Early Distributions Amounts
      paid or deemed paid for the Distribution Period                                             NA

Exhibit 20.3
Page 1 of 3

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 31

                            DEALER NOTE MASTER TRUST



                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1998-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of January 25, 2001, the Transfer Date of January 24, 2001 and with respect to the performance of the Master Trust during the Due Period ended on December 31, 2000 and the Distribution Period ended January 25, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

  3.1 The amount of the Advance, if any, Due Period                                        596,625.17

  3.2 The amount of NITC Finance Charges for the Due Period                              3,241,502.61

  3.3 The average daily balance of Dealer Notes outstanding during the Due Period      983,667,651.32

  3.4 The total amount of Advance Reimbursements for the Due Period                              0.00

  3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period      233,173,169.47

  3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust     190,879,993.30
      during the Due Period

  3.7 The amount of the Servicing Fee for the Due Period                                   813,018.50

  3.8 The average daily Master Trust Seller's Interest during the Due Period           157,167,560.73

  3.9 The Master  Trust  Seller's  Interest as of the  Distribution
      Date (after  giving effect to the  transactions  set forth in
      Article IV of the Supplement)                                                    154,979,214.84

 3.10 The aggregate amount of Collections for the Due Period                           308,920,536.56

 3.11 The aggregate amount of Finance Charge Collections for the Due Period              9,138,911.90

 3.12 The aggregate amount of Principal Collections for the Due Period                 299,781,624.66

 3.13 The amount of Dealer Note Losses for the Due Period                                        0.00

 3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period        975,719,765.05

Exhibit 20.3
Page 2 of 4

 3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
      of the Agreement)                                                                 66,608,455.19

 3.16 Eligible Investments in the Excess Funding Account:

      a.  The aggregate amount of funds invested in Eligible Investments                         0.00

      b.  Description of each Eligible Investment:                                               0.00

      c.  The rate of interest applicable to each such Eligible Investment                      0.00%

      d.  The rating of each such Eligible Investment                                            0.00

 3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
      as of the end of the Due Period                                                   13,185,539.72

 3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

      i)       Southland Intl Trks
      ii)      Longhorn Intl Trks Ltd
      iii)     Prairie Intl Trucks
      iv)      Nalley Motor Trucks
      v)       McNeilus Truck & Mfg. Inc.


 3.19 Aggregate amount of delinquent  principal  payments (past due greater than 30 days) as a percentage of the total  principal
      amount outstanding, as of the end of the Due Period                                       1.59%

  4.0 Series 1998-1 Information.

  4.1 The Deficiency Amount as of the Transfer Date
      (after giving effect to the transactions set forth in
      Article IV of the Supplement)                                                              0.00

 4.2a The Maximum Subordinated Amount as of the
      Transfer Date (after giving effect to the transactions
      set forth in Article IV of the Supplement)                                        31,000,000.00

4.2b. The Available Subordinated Amount as of the
      Transfer Date (after giving effect to the transactions
      set forth in Article IV of the Supplement)                                        31,000,000.00

  4.3 The Projected Spread for the following Distribution Period                         2,500,000.00

  4.4 The amount on deposit in the Spread Account as of
      the Transfer Date (after giving effect to the
      transactions set forth in Article IV of the Supplement)                            2,500,000.00

  4.5 The  aggregate  amount on  deposit in the  Liquidity  Reserve
      Account as of the Transfer  Date (after  giving effect to the
      transactions set forth in Article IV of the Supplement)                                    0.00

  4.6 The Invested Amount as of the Distribution Date (after giving effect to the  transactions  set forth in  Article  IV of the
      Supplement and to the payments made on the Distribution Date)                    200,000,000.00

  4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period                      0.00

  4.8 The amount of Series Allocable Finance Charge Collections for
      the Due Period                                                                     2,079,102.46

Exhibit 20.3
Page 3 of 4

  4.9 The amount of Series Allocable Principal Collections
      for the Due Period                                                                68,200,319.61

 4.10 The amount of Series Principal Account Losses
      for the Due Period                                                                         0.00

 4.11 The amount of Investor Dealer Note Losses for
      the Due Period                                                                             0.00

 4.12 The amount of Investor Finance Charge Collections
      for the Due Period                                                                 1,753,515.01

 4.13 The amount of Investor Principal Collections for
      the Due Period                                                                    57,520,149.56

 4.14 The amount of Available Certificateholder's Interest
      Collections for the Due Period                                                     1,847,393.23

 4.15 The amount of Series 1998-1 Shared Principal
      Collections for the Due Period                                                    57,520,149.56

 4.16 The aggregate amount of the Series 1998-1 Principal
      Shortfall, if any, for the Due Period                                                      0.00

 4.17 The Seller's Percentage for the Due Period                                               15.66%

 4.18 The Excess Seller's Percentage for the Due Period                                         2.59%

 4.19 The aggregate amount of Seller's Principal Collections
      for the Due Period                                                                10,680,170.05

 4.20 The amount of Available Seller's Finance Charge
      Collections for the Due Period                                                       334,111.76

 4.21 The aggregate amount of Available Seller's Principal
      Collections for the Due Period                                                     8,913,781.77

 4.22 The aggregate amount of Excess Seller's Principal
      Collections for the Due Period                                                     1,766,388.28

 4.23 The Controlled Amortization Amount, if applicable,
      for the Due Period                                                                         0.00

 4.24 The Minimum Series 1998-1 Master Trust  Seller's  Interest as
      of  the  Distribution   Date  (after  giving  effect  to  the
      transactions set forth in Article IV of the Supplement)                           37,000,000.00

 4.25 The Series 1998-1 Allocation Percentage for the Due Period                               22.75%

 4.26 The Floating Allocation Percentage for the Due Period                                    84.34%

 4.27 The Principal Allocation Percentage, if applicable,
      for the Due Period                                                                        0.00%

 4.28 The total amount to be distributed on the Series
      1998-1 Certificates on the Distribution Date                                       1,290,387.31

 4.29 The total amount, if any, to be distributed on the Series
      1998-1 Certificates on the Distribution Date
      allocable to the Invested Amount                                                           0.00

 4.30 The total  amount,  if any, to be  distributed  on the Series
      1998-1  Certificates  on the  Distribution  Date allocable to
      interest on the Series 1998-1 Certificates                                         1,134,375.00

 4.31 The Draw Amount as of the Transfer Date                                                    0.00

 4.32 The amount of Investor Charge-Offs as of
      Transfer Date                                                                              0.00

 4.33 The amount of reimbursement of Investor Charge-
      Offs as of the Transfer Date                                                               0.00

 4.34 The amount of the Investor Servicing Fee to be
      paid on such Distribution Date                                                       156,012.31

 4.35 The  aggregate  amount  of funds  on  deposit  in the  Series
      Principal  Account  as of the end of the  last day of the Due
      Period (after  giving effect to the payments and  adjustments
      made pursuant to Article IV of the Supplement and of the Agreement)                        0.00

 4.36 The aggregate amount of funds on deposit in the
      Spread Account as of the end of the last day of
      the Due Period (after giving effect to payments and
      adjustments made pursuant to Article IV of the
      Supplement and the Agreement)                                                      2,500,000.00

Exhibit 20.3
Page 4 of 4

 4.37 Eligible Investments in the Series Principal Account:

      a.  The aggregate amount of funds invested in Eligible Investments                         0.00

      b.  Description of each Eligible Investment:                                                 NA

      c.  The rate of interest applicable to each such Eligible Investment                   _______%

      d.  The rating of each such Eligible Investment                                              NA

 4.38 Eligible Investments in the Liquidity Reserve Account:

      a.  The aggregate amount of funds invested in Eligible Investments                         0.00

      b.  Description of each Eligible Investment:                                                 NA

      c.  The rate of interest applicable to each such Eligible Investment                   _______%

      d.  The rating of each such Eligible Investment                                              NA

 4.39 The amount of Excess Interest Collections for the Due Period                         557,005.92

 4.40 The amount of Investor Principal Collections treated
      as Shared Principal Collections for the Due Period                                57,520,149.56

 4.41 The amount of Excess Interest Collections for the
      Due Period allocated to other Series                                                       0.00

 4.42 The amount of Investor Principal Collections treated
      as Shared Principal Collections for the Due Period
      allocated to Other Series                                                                  0.00

 4.43 The percentages and all other information calculated
      pursuant to Section 6.01 of the Supplement                                                   NA

 4.44 The amount of Remaining Available Seller's Principal
      Collections for the Due Period                                                            0.00

 4.45 The amount of Series 1998-1 Shared Seller's Principal
      Collections for the Due Period                                                    10,680,170.05

 4.46 The aggregate amount of Shared Seller's Principal
      Collections from Other Series for the Due Period                                           0.00

 4.47 The amount of all Shared Seller's Principal Collections
      allocated to Series 1998-1 for the Due Period                                              0.00

 4.48 The aggregate amount of all Shared Seller's Principal
      Collections allocated to Other Series for the Due Period                                   0.00

 4.49 The aggregate amount of all Early Distributions Amounts
      paid or deemed paid for the Distribution Period                                            0.00

Exhibit 20.4
Page 1 of 4

                 MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 6

                            DEALER NOTE MASTER TRUST



                                   DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 2000-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of January 25, 2001, the Transfer Date of January 24, 2001 and with respect to the performance of the Master Trust during the Due Period ended on December 31, 2000 and the Distribution Period ended January 25, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

  3.1 The amount of the Advance, if any,DuerPeriod                                        596,625.17

  3.2 The amount of NITC Finance Charges for the Due Period                             3,241,502.61

  3.3 The average daily balance of Dealer Notes outstanding during the Due Period     983,667,651.32

  3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

  3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     233,173,169.47

  3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    190,879,993.30
      during the Due Period

  3.7 The amount of the Servicing Fee for the Due Period                                  813,018.50

  3.8 The average daily Master Trust Seller's Interest during the Due Period          157,167,560.73

  3.9 The Master Trust Seller's Interest as of the Distribution Date
      (after giving effect to the  transactions set forth in Article
      IV of the Supplement)                                                           154,979,214.84

 3.10 The aggregate amount of Collections for the Due Period                          308,920,536.56

 3.11 The aggregate amount of Finance Charge Collections for the Due Period             9,138,911.90

 3.12 The aggregate amount of Principal Collections for the Due Period                299,781,624.66

 3.13 The amount of Dealer Note Losses for the Due Period                                       0.00

 3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period       975,719,765.05

Exhibti 20.4
Page 2 of 4

 3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
      of the Agreement)                                                                66,608,455.19

 3.16 Eligible Investments in the Excess Funding Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                              0.00

      c.  The rate of interest applicable to each such Eligible Investment                     0.00%

      d.  The rating of each such Eligible Investment                                           0.00

 3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
      as of the end of the Due Period                                                  13,185,539.72

 3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

      i)      Southland Intl Trks
      ii)     Longhorn Intl Trks Ltd
      iii)    Prairie Intl Trucks
      iv)     Nalley Motor Trucks
      v)      McNeilus Truck & Mfg. Inc.

 3.19 Aggregate  amount of delinquent  principal  payments (past due greater than 30 days) as a percentage  of the total  principal
      amount outstanding, as of the end of the Due Period                                      1.59%

  4.0 Series 2000-1 Information.

  4.1 The Deficiency Amount as of the Transfer Date
      (after giving effect to the transactions set forth in
      Article IV of the Supplement)                                                             0.00

 4.2a The Maximum Subordinated Amount as of the
      Transfer Date (after giving effect to the transactions
      set forth in Article IV of the Supplement)                                       19,080,000.00

4.2b. The Available Subordinated Amount as of the
      Transfer Date (after giving effect to the transactions
      set forth in Article IV of the Supplement)                                       19,080,000.00

  4.3 The Projected Spread for the following Distribution Period                        2,650,000.00

  4.4 The amount on deposit in the Spread Account as of
      the Transfer Date (after giving effect to the
      transactions set forth in Article IV of the Supplement)                           2,650,000.00

  4.5 The  aggregate  amount on  deposit  in the  Liquidity  Reserve
      Account as of the Transfer  Date (after  giving  effect to the
      transactions set forth in Article IV of the Supplement)                                   0.00

  4.6 The Invested Amount as of the Distribution  Date (after giving effect  to the  transactions  set forth in  Article  IV of the
      Supplement and to the payments made on the Distribution Date)                   212,000,000.00

  4.7 The amount of Series Allocable Dealer Notes Losses
       for the Due Period                                                                       0.00

  4.8 The amount of Series Allocable Finance Charge
      Collections for the Due Period                                                    2,080,016.35

  4.9 The amount of Series Allocable Principal Collections
      for the Due Period                                                               68,230,297.77

 4.10 The amount of Series Principal Account Losses
      for the Due Period                                                                        0.00

 4.11 The amount of Investor Dealer Note Losses for
      the Due Period                                                                            0.00

 4.12 The amount of Investor Finance Charge Collections
      for the Due Period                                                                1,858,702.61

 4.13 The amount of Investor Principal Collections for
      the Due Period                                                                   60,970,594.09

 4.14 The amount of Available Certificateholder's Interest
      Collections for the Due Period                                                    1,953,309.84

 4.15 The amount of Series 2000-1 Shared Principal
      Collections for the Due Period                                                   60,970,594.09

 4.16 The aggregate amount of the Series 2000-1 Principal
      Shortfall, if any, for the Due Period                                                     0.00

 4.17 The Seller's Percentage for the Due Period                                              10.64%

 4.18 The Excess Seller's Percentage for the Due Period                                        2.60%

 4.19 The aggregate amount of Seller's Principal Collections
      for the Due Period                                                                7,259,703.68

 4.20 The amount of Available Seller's Finance Charge
      Collections for the Due Period                                                      229,633.80

 4.21 The aggregate amount of Available Seller's Principal
      Collections for the Due Period                                                    5,485,715.94

 4.22 The aggregate amount of Excess Seller's Principal
      Collections for the Due Period                                                    1,773,987.74

 4.23 The Controlled Amortization Amount, if applicable,
      for the Due Period                                                                        0.00

 4.24 The Minimum Series 2000-1 Master Trust Seller's Interest as of
      the Distribution Date (after giving effect to the transactions
      set forth in Article IV of the Supplement)                                       25,440,000.00

 4.25 The Series 2000-1 Allocation Percentage for the Due Period                              22.76%

 4.26 The Floating Allocation Percentage for the Due Period                                   89.36%

 4.27 The Principal Allocation Percentage, if applicable,
      for the Due Period                                                                       0.00%

 4.28 The total amount to be distributed on the Series
      2000-1 Certificates on the Distribution Date                                      1,386,708.47

 4.29 The total amount, if any, to be distributed on the Series
      2000-1 Certificates on the Distribution Date
      allocable to the Invested Amount                                                          0.00

 4.30 The total  amount,  if any,  to be  distributed  on the Series
      2000-1  Certificates  on the  Distribution  Date  allocable to
      interest on the Series 2000-1 Certificates                                        1,221,337.50

 4.31 The Draw Amount as of the Transfer Date                                                   0.00

 4.32 The amount of Investor Charge-Offs as of
      Transfer Date                                                                             0.00

 4.33 The amount of reimbursement of Investor Charge-
      Offs as of the Transfer Date                                                              0.00

 4.34 The amount of the Investor Servicing Fee to be
      paid on such Distribution Date                                                      165,370.97

 4.35 The  aggregate  amount  of  funds  on  deposit  in the  Series
      Principal  Account  as of the end of the  last  day of the Due
      Period (after  giving  effect to the payments and  adjustments
      made pursuant to Article IV of the Supplement and of the Agreement)                       0.00

 4.36 The aggregate amount of funds on deposit in the
       Spread Account as of the end of the last day of
      the Due Period (after giving effect to payments and
      adjustments made pursuant to Article IV of the
      Supplement and the Agreement)                                                     2,650,000.00

Exhibit 20.4
Page 4 of 4

 4.37 Eligible Investments in the Series Principal Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.38 Eligible Investments in the Liquidity Reserve Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.39 The amount of Excess Interest Collections for the Due Period                        566,601.36

 4.40 The amount of Investor Principal Collections treated
      as Shared Principal Collections for the Due Period                               60,970,594.09

 4.41 The amount of Excess Interest Collections for the
      Due Period allocated to other Series                                                      0.00

 4.42 The amount of Investor Principal Collections treated
      as Shared Principal Collections for the Due Period
      allocated to Other Series                                                                 0.00

 4.43 The percentages and all other information calculated
      pursuant to Section 6.01 of the Supplement                                                  NA

 4.44 The amount of Remaining Available Seller's Principal
       Collections for the Due Period                                                           0.00

 4.45 The amount of Series 2000-1 Shared Seller's Principal
      Collections for the Due Period                                                    7,259,703.68

 4.46 The aggregate amount of Shared Seller's Principal
      Collections from Other Series for the Due Period                                          0.00

 4.47 The amount of all Shared Seller's Principal Collections
      allocated to Series 2000-1 for the Due Period                                             0.00

 4.48 The aggregate amount of all Shared Seller's Principal
      Collections allocated to Other Series for the Due Period                                  0.00